UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2021

JFrog Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-39492	98-0680649
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

270 E. Caribbean Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 329-1540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.01 per share	FROG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

In connection with the initial public offering of ordinary shares of JFrog, Ltd. (the “Company”), all of the Company’s officers, directors, and greater than 5% shareholders and substantially all of the Company’s holders of outstanding ordinary shares were parties to market standoff agreements with the Company or entered into lock-up agreements with the underwriters that restrict their ability to sell or transfer their shares, or otherwise engage in certain transactions related to their shares, for a period of 180 days after September 15, 2020, subject to certain exceptions. Such period is known as the restricted period.

Pursuant to the terms of the lock-up agreements with the underwriters, 25% of the shares subject to each lock-up agreement became eligible for sale in the public market at the open of trading on November 25, 2020. The restricted period with respect to the remaining shares subject to the lock-up agreements will end on March 14, 2021, which day will be during a Company trading black-out period. The lock-up agreements provide that in such event, the expiration will instead be at the end of the sixth trading day immediately preceding the commencement of such trading blackout period, provided that at least two business days’ notice of such release is reported on a Current Report on Form 8-K (the “Notice Condition”). As a result, the remaining shares subject to each lock-up agreement will become eligible for sale in the public market at the open of trading on February 22, 2021 (subject to trading limitations on shares held by affiliates of the Company, continued vesting of any unvested equity awards as of such date, and the Company’s insider trading policies). This Form 8-K is intended to satisfy the Notice Condition.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release issued by JFrog Ltd. dated February 16, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFrog Ltd.

Date: February 16, 2021	/s/ Jacob Shulman
Jacob Shulman
Chief Financial Officer